Exhibit 10.1

4/05 AMENDMENT TO CREDIT AGREEMENT

dated as of May 20, 2005

amending the

6/04 AMENDED AND RESTATED SENIOR SECURED

CREDIT AGREEMENT

dated as of June 7, 2004

by and among

HOMEBANC CORP.

and

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK,

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties hereto

KEYBANK NATIONAL ASSOCIATION

as Syndication Agent

U.S. BANK NATIONAL ASSOCIATION

and

COMMERZBANK, A.G., NEW YORK BRANCH

as Documentation Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$525,000,000 Senior Secured Revolving Credit

Index of Defined Terms

Page
4/05 Amendment	1
4/05 Amendment Effective Date	2
6/04 Credit Agreement	1
Agent	1
Agreement	1
Amendment	1
Companies	1
Company	1
Current Credit Agreement	1
HC	1
HMC	1
JPMorgan	1
Lenders	1
Maturity Date	2

1	DEFINITIONS	5
	1.1. Defined Terms	5
7	COLLATERAL	5
8	CONDITIONS PRECEDENT	5
9	REPRESENTATIONS	6
16	MISCELLANEOUS	6
	16.11 Notice Pursuant to Tex. Bus. & Comm. Code §26.02	6

4/05 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 4/05 Amendment to Credit Agreement dated as of May 20, 2005 (the “4/05 Amendment” or, within itself only, this “Amendment” amending (for the second time) the 6/04 Amended and Restated Senior Secured Credit Agreement (the “6/04 Credit Agreement” and as it may be supplemented, amended or restated, the “Current Credit Agreement“ or, within itself, this “Agreement”), executed as of June 7, 2004, among:

(i) HOMEBANC CORP., a Georgia corporation (“HC”), its wholly-owned subsidiary, HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“HMC”; HC and HMC being sometimes referred to individually as a “Company” and together as the “Companies“), each having its principal office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319;

(ii) JPMORGAN CHASE BANK (“JPMorgan”), a New York banking corporation, acting herein as a Lender (as defined in Section 1.1) and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent”); and

(iii) such other Lenders as may from time to time be party to this Agreement (together with JPMorgan as a lender, the “Lenders”

recites and provides as follows:

Recitals

The Companies have asked the Lenders and the Agent to extend the Maturity Date from June 7, 2005 to August 1, 2005, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

All capitalized terms used in the 6/04 Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 6/04 Credit Agreement amended hereby and are accordingly often nonsequential.

If there is any conflict or inconsistency between (i) these recitals and the following agreements; (ii) any of the terms or provisions of any of the other Facilities Papers and this Amendment; or (iii) any provision of this Amendment and any later supplement, amendment, restatement or replacement of it then in each case the latter shall govern and control.

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Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Amendment, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows.

1 DEFINITIONS

1.1. Defined Terms. Effective from and after the 4/05 Amendment Effective Date:

A. The following new definitions are added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“4/05 Amendment” means the 4/05 Amendment to Credit Agreement dated as of May 20, 2005, amending this Agreement.

“4/05 Amendment Effective Date” means May 20, 2005, the effective date of the 4/05 Amendment.

B. The following definition is amended to read as follows:

“Maturity Date” means August 1, 2005, or the earlier date (the “Acceleration Date”), if any, to which maturity of the Senior Credit Notes is accelerated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

7 COLLATERAL

The provisions of Section 7.1 of the 6/04 Credit Agreement are not otherwise amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of such Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted to the Agent in the 6/04 Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

8 CONDITIONS PRECEDENT

Section 8 of the 6/04 Credit Agreement is further amended by adding the following new Section 8.4 to the end of Section 8, viz.:

8.4 Borrowings After 4/05 Amendment Effective Date. In addition to the conditions precedent stated in Sections 8.1, 8.2 and 8.3 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 4/05 Amendment Effective Date is subject to the condition precedent that the Agent shall have received:

(a) the 4/05 Amendment, duly executed by the parties;

5

(b) a certificate of each Company’s corporate secretary (i) as to the incumbency of the officers of such Company executing this Amendment and all other Facilities Papers executed or to be executed by or on behalf of such Company in connection with this Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until such Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since June 23, 2004; and

(c) such other documents, if any, as shall be specified by the Agent.

9 REPRESENTATIONS

Each Company hereby republishes its warranties and representations made in the 6/04 Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 4/05 Amendment Effective Date.

16 MISCELLANEOUS

Section 16.11 is amended to read as follows:

16.11 Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 6/04 CREDIT AGREEMENT, AS AMENDED BY THE 6/23/04 AMENDMENT AND THE 4/05 AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

6

EXECUTED as of the 4/05 Amendment Effective Date.

HOMEBANC CORP.

By:	/s/ James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:	/s/ James L. Krakau
Name:	James L. Krakau
Title:	Senior Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

JPMORGAN CHASE BANK, as the Agent and as a Lender

By:	/s/ Michael W. Nicholson
Name:	Michael W. Nicholson
Title:	Senior Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES
as a Lender

By:	/s/ Gerard A. Araw
Name:	Gerard A. Araw
Title:	Assistant Treasurer

By:	/s/ Michael P. McCarthy
Name:	Michael P. McCarthy
Title:	Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Paul Henson
Name:	Paul Henson
Title:	Executive Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William J. Umscheid
Name:	William J. Umscheid
Title:	Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

CALYON NEW YORK BRANCH as a Lender

By:	/s/ Sebastian Rocco
Name:	Sebastian Rocco
Title:	Managing Director

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

BNP PARIBAS, as a Lender

By:	/s/ Margeruite L. Lebon
Name:	Margeruite L. Lebon
Title:	Vice President

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

UNITED OVERSEAS BANK LIMITED NEW YORK AGENCY,
as a Lender

By:	/s/ Kwong Yew Wong
Name:	Kwong Yew Wong
Title:	FVP & General Manager

By:	/s/ Philip Cheong
Name:	Philip Cheong
Title:	VP & Deputy General Manager

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

SOVEREIGN BANK, as a Lender

By:	/s/ Stephen E. Burse
Name:	Stephen E. Burse
Title:	Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

COLONIAL BANK, N.A., as a Lender

By:	/s/ Jennifer Branker
Name:	Jennifer Branker
Title:	Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

FIRST COMMERCIAL BANK, NEW YORK AGENCY,
as a Lender

By:	/s/ Bruce N. J. Ju
Name:	Bruce N. J. Ju
Title:	VP & GM

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

BANK HAPOALIM B.M.,
as a Lender

By:	/s/ James P. Surless
Name:	James P. Surless
Title:	Vice President

By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett
Title:	First Vice President

Unnumbered counterpart signature page to 4/05 Amendment to 6/04 Amended and Restated

Senior Secured Credit Agreement among HomeBanc Corp., HomeBanc Mortgage Corporation,

JPMorgan Chase Bank, et al.

Table of Contents

(continued)

Page

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